EXHIBIT 23 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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                          [ARTHUR ANDERSEN LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 1997, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-44393.

                                                         /s/ ARTHUR ANDERSEN LLP
March 18, 1997